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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  August 14, 2002

                          ROBOTIC VISION SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)

    Delware                        000-8623                         11-2400145
(State or other              (Commission File No.)                 (IRS Employer
jurisdiction of                                                   Identification
 incorporation)                                                       Number)

5 Shawmut Road, Canton, Massachusetts                                  02021
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (781) 302-2439
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ITEM 9.  REGULATION FD DISCLOSURE

(a) Certification of Quarterly Report by Chief Executive Officer:



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Robotic Vision Systems, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pat V. Costa, Chairman, President and CEO of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                     /s/ Pat V. Costa
                                                     ---------------------------
                                                     Pat V. Costa
                                                     Chairman, President & CEO



August 14, 2002




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(B) CERTIFICATION OF QUARTERLY REPORT BY CHIEF FINANCIAL OFFICER:

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In connection with the Quarterly Report of Robotic Vision Systems, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Connolly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                             /s/ John J. Connolly
                                             -----------------------------------
                                             JOHN J. CONNOLLY
                                             CHIEF FINANCIAL OFFICER

AUGUST 14, 2002


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2002                      ROBOTIC VISION SYSTEMS, INC.
                                                     (registrant)

                                             By: /s/ Pat V. Costa
                                                ------------------------------
                                                Pat V. Costa
                                                Chairman and Chief Executive
                                                Officer